UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 21, 2004


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     001-09553                04-2949533
-----------------------------   ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)


                        1515 Broadway, New York, NY 10036
           ------------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8--Other Events

Item 8.01     Other Events.

              On September 22, 2004, the Registrant issued a press release announcing that the Delaware Court of Chancery had denied the plaintiff's request for a preliminary injunction hearing in connection with the lawsuit filed on September 17, thereby allowing the Blockbuster split-off exchange offer to proceed.

              A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9--Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

      (c)      Exhibits

              Exhibit 99.1 Press Release issued by the Registrant, dated September 22, 2004.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VIACOM INC.
                                     (Registrant)



                                     By:   /s/ Michael D. Fricklas
                                        ----------------------------------------
                                        Name:  Michael D. Fricklas
                                        Title: Executive Vice President, General
                                               Counsel and Secretary


Date:    September 22, 2004


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                                  EXHIBIT INDEX

Exhibit 99.1   Press Release issued by the Registrant, dated September 22, 2004.